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                                                                     Exhibit 4.9

                                 SIXTH AMENDMENT

            SIXTH AMENDMENT, dated as of September 28, 2000 (this "Amendment"), to the Credit Agreement, dated as of November 19, 1997 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among FRIENDLY ICE CREAM CORPORATION, a Massachusetts corporation (the "Borrower"), the several banks and other financial institutions or entities parties thereto (the "Lenders"), and SOCIETE GENERALE, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower; and

            WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Lenders will have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

            NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

            SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. AMENDMENTS TO SECTION 7.1 OF THE CREDIT AGREEMENT.

            2.1 Section 7.1(a) of the Credit Agreement is hereby amended by deleting the number "4.20" appearing directly opposite the third quarter of fiscal 2000 in the table therein and substituting in lieu thereof the number "4.70".

            2.2 Section 7.1(b) of the Credit Agreement is hereby amended by deleting the number "1.70" appearing directly opposite the third quarter of fiscal 2000 in the table therein and substituting in lieu thereof the number "1.50".

            SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date set forth above (the "Amendment Effective Date") on the date on which (a) the Borrower and the Required Lenders shall have executed and delivered to the
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                                                                               2


Administrative Agent this Amendment, (b) each Guarantor shall have executed the Acknowledgment and Consent in the form annexed hereto, (c) the Borrower shall have paid all fees required to be paid, and expenses for which invoices have been presented (including fees, disbursements and other charges of counsel to the Administrative Agent) in connection with the Credit Agreement and (d) the Borrower shall have paid to the Administrative Agent, on behalf of each Lender that shall have executed and delivered its signature page hereto to counsel to the Administrative Agent by 5:00 p.m. (New York City time) on Thursday, September 28, 2000, an amendment fee in an amount equal to 0.125% of the sum of each such Lender's Revolving Credit Commitment and Term Loans then outstanding.

            SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

            SECTION 5. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

            SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this
Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
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            SECTION 8. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    FRIENDLY ICE CREAM CORPORATION


                                    By: ______________________________________
                                        Title:


                                    SOCIETE GENERALE


                                    By: ______________________________________
                                        Title:


                                    TRANSAMERICA BUSINESS CREDIT
                                      CORPORATION


                                    By: ______________________________________
                                        Title:


                                    BLACK DIAMOND INTERNATIONAL
                                      FUNDING, LTD.


                                    By: ______________________________________
                                        Title:


                                    BLACK DIAMOND CLO, 1998-I LTD.


                                    By: ______________________________________
                                        Title:
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                                                                               5


                                    BLACK DIAMOND CLO, 2000-I LTD.


                                    By: ______________________________________
                                        Title:


                                    FLEET NATIONAL BANK


                                    By: ______________________________________
                                        Title:


                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION


                                    By: ______________________________________
                                        Title:


                                    FIRST SOURCE FINANCIAL LLP

                                    By:  First Source Financial, Inc.,
                                         its Agent/Manager


                                    By: ______________________________________
                                        Title:


                                    BANK OF AMERICA, N.A.


                                    By: ______________________________________
                                        Title:
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                                    PAMCO CAYMAN LTD.

                                    By:   Highland Capital Management, L.P.,
                                          as Collateral Manager


                                    By: ______________________________________
                                        Title:


                                    PAM CAPITAL FUNDING, L.P.

                                    By:   Highland Capital Management, L.P.,
                                          as Collateral Manager


                                    By: ______________________________________
                                        Title:


                                    SENIOR DEBT PORTFOLIO

                                    By:   Boston Management and Research, as
                                          Investment Advisor


                                    By: ______________________________________
                                        Title:


                                    FIRST UNION NATIONAL BANK


                                    By: ______________________________________
                                        Title:


                                    FOOTHILL INCOME TRUST, L.P.

                                    By:   FIT GP LLC, its General Partner


                                    By: ______________________________________
                                        Title:
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                                    LONG LANE MASTER TRUST IV


                                    By: ______________________________________
                                       Title:
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                           ACKNOWLEDGMENT AND CONSENT

            Each of the undersigned corporations as guarantors under the Guarantee and Collateral Agreement, dated as of November 19, 1997, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                    FRIENDLY'S RESTAURANTS FRANCHISE,
                                      INC.


                                    By: ______________________________________
                                        Title:


                                    FRIENDLY'S INTERNATIONAL, INC.


                                    By: ______________________________________
                                        Title: